Exhibit 99

Universal Electronics Reports Financial Results for the First Quarter 2023

SCOTTSDALE, AZ – May 4, 2023 – Universal Electronics Inc. (UEI) (NASDAQ: UEIC) reported financial results for the three months ended March 31, 2023.

“For the first quarter of 2023, we performed well versus our expectations; however, we still have a lot of work to do,” said Paul Arling, UEI’s chairman and CEO. “Business conditions are difficult now, as our subscription broadcasting customers have suffered continued subscriber declines and our consumer electronics customers have experienced temporal declines due to economic weakness. We are continuing to gain share by winning projects in all our markets, and in particular in the higher growth connected home market. We are confident that our recent wins in this market will lead to long-term revenue growth.”

UEI’s CFO Bryan Hackworth added, “We are restructuring our manufacturing footprint to optimize capacity, lower our concentration risk in China, and establish a sustainable production facility in Vietnam, which is expected to commence operations in the second quarter 2023. By 2024, we expect our realignment to save $15 million annually. UEI remains the leader in wireless device control, and we are executing our plan to address the new market dynamics and to re-build UEI into a stronger company, better positioned for growth and profitability.”
Financial Results for the Three Months Ended March 31: 2023 Compared to 2022
•GAAP net sales were $108.4 million, compared to $132.4 million; Adjusted Non-GAAP net sales were $108.4 million, compared to $132.4 million.
•GAAP gross margins were 22.8%, compared to 27.4%; Adjusted Non-GAAP gross margins were 25.4%, compared to 28.9%.
•GAAP operating loss was $59.5 million, including a $49.1 million non-cash charge for goodwill impairment, which resulted from a decline in the company’s market capitalization, compared to $0.6 million; Adjusted Non-GAAP operating loss was $3.6 million, compared to Adjusted Non-GAAP operating income of $7.8 million.
•GAAP net loss was $61.4 million, including the aforementioned non-cash charge, or $4.81 per share, compared to $2.9 million or $0.23 per share; Adjusted Non-GAAP net loss was $3.5 million, or $0.28 per share, compared to Adjusted Non-GAAP net income $6.1 million, or $0.47 per diluted share.
•At March 31, 2023, cash and cash equivalents were $56.9 million.

Credit Agreement

In May, Universal Electronics extended the maturity of its credit facility for $125 million from November 1, 2023 to April 30, 2024.

Financial Outlook
For the second quarter of 2023, the company expects GAAP net sales to range between $105 million and $115 million, compared to $139.1 million in the second quarter of 2022. GAAP loss per share for the second quarter of 2023 is expected to range from $0.94 to $0.84, compared to GAAP earnings per diluted share of $0.23 in the second quarter of 2022.
For the second quarter of 2023, the company expects Adjusted Non-GAAP net sales to range from $105 million and $115 million, compared to $139.1 million in the second quarter of 2022. Adjusted Non-GAAP loss per share is expected to range from $0.25 to $0.15, compared to Adjusted Non-GAAP earnings per diluted share of $0.66 in the second quarter of 2022. The second quarter 2023 Adjusted Non-GAAP loss per share estimate excludes $0.69 per share related to, among other things, excess manufacturing overhead costs, stock-based compensation, amortization of acquired intangibles, litigation costs, foreign currency gains and losses and the related tax impact of these adjustments. For a more detailed explanation of Non-GAAP measures, please see the Use of Non-GAAP Financial Metrics discussion and the Reconciliation of Adjusted Non-GAAP Financial Results, each located elsewhere in this press release.

Conference Call Information
UEI’s management team will hold a conference call today, Thursday, May 4, 2023 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its first quarter 2023 earnings results, review recent activity and answer questions. To attend the call please register at https://register.vevent.com/register/BI9bc513d3ec3e49c7a6f974820cfa050e to receive a computer-generated dial-in number and a unique pin number. The conference call will also be broadcast live on the investor section of the UEI website where it will be available for replay for 90 days.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI for budget planning purposes and for making operational and financial decisions. Management believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, help investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends. Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
Adjusted Non-GAAP net sales is defined as net sales. Adjusted Non-GAAP gross profit is defined as gross profit excluding the impact of excess manufacturing overhead costs, factory transition costs, stock-based compensation expense, and depreciation expense related to the increase in fixed assets from cost to fair market value resulting from acquisitions. Adjusted Non-GAAP operating expenses are defined as operating expenses excluding stock-based compensation expense, amortization of intangibles acquired, costs associated with certain litigation efforts and goodwill impairment. Adjusted Non-GAAP net income is defined as net income excluding the aforementioned items, foreign currency gains and losses and the related tax effects of all adjustments. Adjusted Non-GAAP earnings (loss) per diluted share is calculated using Adjusted Non-GAAP net income. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Universal Electronics Inc. (NASDAQ: UEIC) is the global leader in wireless universal control solutions for home entertainment and smart home devices and designs, develops, manufactures, ships and supports hardware and software control and sensor technology solutions. UEI partners with many Fortune 500 customers, including Comcast, Vivint Smart Home, Samsung, LG, Sony and Daikin to serve video, telecommunications, security service providers, television, smart home and HVAC system manufacturers. For over 37 years, UEI has been pioneering breakthrough innovations such as voice control and QuickSet cloud, the world's leading platform for automated set-up and control of devices in the home. For more information, visit www.uei.com.
Contacts
Paul Arling, Chairman & CEO, UEI, 480-530-3000
Investors: Kirsten Chapman, LHA Investor Relations, uei@lhai.com, 415-433-3777
Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our expectations about new product introductions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our annual report on Form 10-K for the year ended December 31, 2022. Risks that could affect forward-looking statements in this press release include: our continued ability to timely develop and deliver products and technologies that will be accepted by our customers, both near- and long-term; our ability to successfully capture sales in all markets we serve, including in the connected home market as anticipated by management; our ability to successfully restructure our manufacturing footprint and achieve the optimization, lower concentration risks, and sustainable production facility in the time frame and to the extent expected by management; our ability to manage through the continued supply chain constraints, inflationary pressures and macroeconomic conditions, including continued lower consumer spending; our ability to effectively allocate our global product development resources and accelerate moving product service and maintenance to lower cost regions; the continued commitment of our customers to their product development and ordering strategies and patterns that translate into greater demand for our technologies and products as anticipated by management; our ability to continue to manage our business, inventories and cash flows to achieve our net sales, margins and earnings through financial discipline, operational efficiency and product line management;

the continued decline in our market capitalization and consequent impairment in our goodwill; the direct and indirect impact we may experience with respect to our business and financial results and management’s ability to anticipate and mitigate the impact stemming from the continued economic uncertainty affecting consumers’ confidence and spending, natural disasters, public health crises, including the continuation or resurgence of the COVID-19 pandemic, or governmental actions, including war; the effects and uncertainties and other factors more fully described in our reports filed with the SEC; and the effects that changes in or enhanced use of laws, regulations and policies may have on our business including the impact of trade regulations pertaining to importation of our products. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Further, any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of May 4, 2023, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	March 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$56,906	$66,740
Accounts receivable, net	106,371	112,346
Contract assets	7,021	7,996
Inventories	122,688	140,181
Prepaid expenses and other current assets	6,859	6,647
Income tax receivable	2,525	4,130
Total current assets	302,370	338,040
Property, plant and equipment, net	61,791	62,791
Goodwill	—	49,085
Intangible assets, net	24,969	24,470
Operating lease right-of-use assets	20,236	21,599
Deferred income taxes	5,636	6,242
Other assets	1,965	1,936
Total assets	$416,967	$504,163
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$50,766	$71,373
Line of credit	85,000	88,000
Accrued compensation	20,268	20,904
Accrued sales discounts, rebates and royalties	4,400	6,477
Accrued income taxes	3,766	5,585
Other accrued liabilities	23,607	24,134
Total current liabilities	187,807	216,473
Long-term liabilities:
Operating lease obligations	13,983	15,027
Deferred income taxes	2,636	2,724
Income tax payable	723	723
Other long-term liabilities	779	810
Total liabilities	205,928	235,757
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 25,196,612 and 24,999,951 shares issued on March 31, 2023 and December 31, 2022, respectively	252	250
Paid-in capital	329,729	326,839
Treasury stock, at cost, 12,348,491 and 12,295,305 shares on March 31, 2023 and December 31, 2022, respectively	(369,006)	(368,194)
Accumulated other comprehensive income (loss)	(19,271)	(21,187)
Retained earnings	269,335	330,698
Total stockholders’ equity	211,039	268,406
Total liabilities and stockholders’ equity	$416,967	$504,163

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2023	2022
Net sales	$108,377	$132,410
Cost of sales	83,684	96,142
Gross profit	24,693	36,268
Research and development expenses	8,360	7,806
Selling, general and administrative expenses	26,782	29,023
Goodwill impairment	49,075	—
Operating income (loss)	(59,524)	(561)
Interest income (expense), net	(975)	(296)
Other income (expense), net	(214)	360
Income (loss) before provision for income taxes	(60,713)	(497)
Provision for income taxes	650	2,413
Net income (loss)	$(61,363)	$(2,910)

Earnings (loss) per share:
Basic	$(4.81)	$(0.23)
Diluted	$(4.81)	$(0.23)
Shares used in computing earnings (loss) per share:
Basic	12,749	12,812
Diluted	12,749	12,812

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

		Three Months Ended March 31,
		2023	2022
Cash flows from operating activities:
Net income (loss)		$(61,363)	$(2,910)
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation and amortization		5,692	6,045
Provision for credit losses		1	(204)
Deferred income taxes		701	269
Shares issued for employee benefit plan		352	324
Employee and director stock-based compensation		2,540	2,499
Impairment of goodwill		49,075	—
Impairment of long-term assets	49	49	—
Changes in operating assets and liabilities:
Accounts receivable and contract assets		7,723	(5,087)
Inventories		18,056	(4,599)
Prepaid expenses and other assets		1,408	(1,464)
Accounts payable and accrued liabilities		(26,051)	(13,174)
Accrued income taxes		(208)	332
Net cash provided by (used for) operating activities		(2,025)	(17,969)
Cash flows from investing activities:
Purchase of term deposit		—	(7,487)
Acquisition of net assets of Qterics, Inc.		—	(939)
Acquisitions of property, plant and equipment		(3,261)	(1,785)
Acquisitions of intangible assets		(1,570)	(1,410)
Net cash provided by (used for) investing activities		(4,831)	(11,621)
Cash flows from financing activities:
Borrowings under line of credit		14,000	42,000
Repayments on line of credit		(17,000)	(13,000)
Treasury stock purchased		(812)	(7,354)
Net cash provided by (used for) financing activities		(3,812)	21,646
Effect of foreign currency exchange rates on cash and cash equivalents		834	759
Net increase (decrease) in cash and cash equivalents		(9,834)	(7,185)
Cash and cash equivalents at beginning of period		66,740	60,813
Cash and cash equivalents at end of period		$56,906	$53,628

Supplemental cash flow information:
Income taxes paid		$2,065	$1,375
Interest paid		$1,413	$302

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2023	2022
Net sales:
Net sales - GAAP	$108,377	$132,410
Adjusted Non-GAAP net sales	$108,377	$132,410

Cost of sales:
Cost of sales - GAAP	$83,684	$96,142
Excess manufacturing overhead and factory transition costs (1)	(2,785)	(1,908)
Stock-based compensation expense	(36)	(39)
Adjustments to acquired tangible assets (2)	(60)	(61)
Adjusted Non-GAAP cost of sales	80,803	94,134
Adjusted Non-GAAP gross profit	$27,574	$38,276

Gross margin:
Gross margin - GAAP	22.8%	27.4%
Excess manufacturing overhead and factory transition costs (1)	2.6%	1.4%
Stock-based compensation expense	0.0%	0.0%
Adjustments to acquired tangible assets (2)	0.0%	0.1%
Adjusted Non-GAAP gross margin	25.4%	28.9%

Operating expenses:
Operating expenses - GAAP	$84,217	$36,829
Stock-based compensation expense	(2,504)	(2,460)
Amortization of acquired intangible assets	(286)	(275)
Litigation costs (3)	(1,158)	(3,659)
Goodwill impairment (4)	(49,075)	—
Adjusted Non-GAAP operating expenses	$31,194	$30,435

Operating income (loss):
Operating income (loss) - GAAP	$(59,524)	$(561)
Excess manufacturing overhead and factory transition costs (1)	2,785	1,908
Stock-based compensation expense	2,540	2,499
Adjustments to acquired tangible assets (2)	60	61
Amortization of acquired intangible assets	286	275
Litigation costs (3)	1,158	3,659
Goodwill impairment (4)	49,075	—
Adjusted Non-GAAP operating income (loss)	$(3,620)	$7,841

Adjusted pro forma operating income (loss) as a percentage of net sales	(3.3)%	5.9%

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2023	2022
Net income (loss):
Net income (loss) - GAAP	$(61,363)	$(2,910)
Excess manufacturing overhead and factory transition costs (1)	2,785	1,908
Stock-based compensation expense	2,540	2,499
Adjustments to acquired tangible assets (2)	60	61
Amortization of acquired intangible assets	286	275
Litigation costs (3)	1,158	3,659
Goodwill impairment (4)	49,075	—
Foreign currency net (gain)/loss	432	(337)
Income tax provision on adjustments	1,520	908
Adjusted Non-GAAP net income (loss)	$(3,507)	$6,063

Diluted shares used in computing earnings (loss) per share:
GAAP	12,749	12,812
Adjusted Non-GAAP	12,749	12,978

Diluted earnings (loss) per share:
Diluted earnings (loss) per share - GAAP	$(4.81)	$(0.23)
Total adjustments	$4.54	$0.69
Adjusted Non-GAAP diluted earnings (loss) per share	$(0.28)	$0.47

(1)The three months ended March 31, 2023 and 2022 include excess manufacturing overhead costs due primarily to the expansion of our manufacturing facility in Mexico where products destined for the U.S. market are now manufactured. These products destined for the U.S. market were previously manufactured in China. In addition, the three months ended March 31, 2023 include normal start-up costs such as idle labor and training associated with our new factory in Vietnam. We plan to commence operations in Vietnam in the second quarter of 2023.
(2)Consists of depreciation related to the mark-up from cost to fair value of fixed assets acquired in business combinations.
(3)Consists of expenses related to our various litigation matters involving Roku, Inc. and certain other related entities including three Federal District Court cases, two International Trade Commission investigations and the defense of various inter partes reviews and appeals before the US Patent and Trademark Board as well as other non-recurring legal matters.
(4)During the three months ended March 31, 2023, we recorded a goodwill impairment charge of $49.1 million as a result of our market capitalization being significantly less than the carrying value of our equity.

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL OUTLOOK AND FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,
	2023		2022
	Low Range	High Range	Actual
Net sales:
Net sales - GAAP	$105,000	$115,000	$139,101
Total adjustments (1)	—	—	—
Adjusted Non-GAAP net sales	$105,000	$115,000	$139,101

Diluted earnings (loss) per share:
Diluted earnings (loss) per share - GAAP	$(0.94)	$(0.84)	$0.23
Total adjustments (2)	$0.69	$0.69	$0.43
Adjusted Non-GAAP diluted earnings (loss) per share	$(0.25)	$(0.15)	$0.66
(1)The three months ended June 30, 2023 and 2022 do not include any Non-GAAP adjustments to net sales.
(2)The three months ended June 30, 2023 and 2022 includes adjustments for excess manufacturing overhead costs, factory transition costs, stock-based compensation expense, depreciation expense related to the increase in fixed assets from cost to fair market value resulting from acquisitions, amortization of acquired intangibles, costs associated with certain litigation efforts, foreign currency gains and losses and the related tax impact of these adjustments.